UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 27, 2005
                                                --------------------------------

                               Refocus Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                 000-32543                      75-2910096
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission                    (IRS Employer
  of incorporation)             File Number)                Identification No.)


           10300 North Central Expressway, Suite 104
                      Dallas, Texas                                 75231
--------------------------------------------------------------------------------
           (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code               (214) 368-0200


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

   Item 1.01  Entry into a Material Definitive Agreement.

     See the discussion under Item 2.03 regarding the loan transaction entered into by Refocus Group, Inc. on January 27, 2005.

Section 2 - Financial Information

   Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On January 27, 2005, Refocus Group, Inc., or Refocus, obtained a loan of $500,000 aggregate principal amount from Medcare Investment Fund III, Ltd., or the Lender. The loan was made pursuant to a note, or the Note, that bears an annual interest rate of eight percent and matures at the earlier of (i) July 26, 2005, and (ii) a subsequent purchase by the Lender or other investors of Refocus securities aggregating at least $6,000,000. The principal amount and all accrued and unpaid interest due under the Note is payable at maturity. The interest rate on matured, unpaid amounts due under the Note is eighteen percent.

     Pursuant to a Security Agreement among Refocus, its wholly owned subsidiary, Refocus Ocular, Inc., and the Lender, the obligations under the Note are secured by a first priority security interest in all issued and pending patents, trademarks and service marks filed in the United States relating to and encompassing the PresVIEW Scleral Implant and PresVIEW Incision System, which are used in Refocus' surgical technique, the Scleral Spacing Procedure, for the treatment of presbyopia, ocular hypertension and primary open angle glaucoma in the human eye. Refocus Ocular, Inc. is the holder of these patents, trademarks and service marks.

     In addition, Refocus' wholly owned subsidiaries, Refocus Ocular, Inc., PC Lens Corp and Refocus Ocular Europe - SPRL, entered into a Guaranty, pursuant to which they each severally guaranty the obligations under the Note.

Section 9 - Financial Statements and Exhibits

   Item 9.01  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:

            Exhibit
            Number        Description of Exhibit

            99.1 Press Release issued by Refocus on January 28, 2005, announcing the closing of new interim financing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         REFOCUS GROUP, INC.



Date:  February 2, 2005                  By:    /s/ Mark A. Cox
                                         Name:      Mark A. Cox
                                         Title:     Vice President

                               INDEX TO EXHIBITS

            Exhibit
            Number        Description of Exhibit

            99.1 Press Release issued by Refocus on January 28, 2005, announcing the closing of new interim financing.

                                                                   Exhibit 99.1

News Release                                                 [Graphic omitted.]

For more information:
David Doolittle                                             Refocus Group, Inc.
404-879-9266                          10300 North Central Expressway, Suite 104
ddoolittle@refocus-group.com                                  Dallas, TX  75231

                   Refocus Group Secures New Interim Financing
       Proceeds to Fund Operations while a Subsequent Potential Financing or Strategic Alliance is Explored


DALLAS, January 28, 2005--Refocus Group, Inc. (OTC: RFCG.OB, www.refocus-group.com), a medical device company engaged in the research and development of treatments for eye disorders, today announced the closing of an additional interim financing in the amount of $500,000. The proceeds of this financing will be utilized by the company to fund the continued evaluation of the U.S. Food and Drug Administration Phase II clinical trial of its Scleral Spacing Procedure for the surgical treatment of presbyopia, and for general corporate purposes.

The new interim financing involved the issuance of secured debt. More details on the interim financing will be available in a Form 8-K being filed with the U.S. Securities and Exchange Commission.

About Refocus Group's Scleral Spacing Procedure

Refocus Group's Scleral Spacing Procedure for surgically treating presbyopia, primary open-angle glaucoma and ocular hypertension utilizes four scleral implants, each about the size of a small grain of rice, which are surgically implanted just under the surface of the sclera (white of eye) in four quadrants. Presbyopia is a vision disorder that affects virtually 100 percent of the population over age 40, while glaucoma affects millions worldwide and is a leading cause of blindness. The surgical procedure is the same for presbyopia, glaucoma and/or ocular hypertension. For the latter of these two conditions, the company believes that the procedure helps restore the natural base-line tension in the ciliary body, allowing for improvement in the natural drainage of the eye and the lowering of intraocular pressure. In the case of presbyopia, the company believes that the procedure helps reduce the crowding of the underlying tissues surrounding the crystalline lens, allowing the muscles to once again naturally reshape the lens and accommodate (focus) the eye. The uniqueness of the company's technology is that it does not remove tissue from the eye, does not affect the cornea and is believed to be fully reversible--unlike laser vision surgery or more invasive treatments involving the permanent removal and replacement of the crystalline lens with an intraocular lens. The procedure can be performed on an outpatient basis under topical or local anesthesia. The Company's implant device is limited, in the United States, by federal law to investigational use, pending approval by the Food and Drug Administration.

About Refocus Group

Refocus Group (OTC: RFCG.OB, www.refocus-group.com) is a Dallas-based medical device company engaged in the research and development of treatments for eye disorders. Refocus holds over 100 domestic and international pending applications and issued patents, the vast majority directed to methods, devices and systems for the treatment of presbyopia, ocular hypertension, primary open-angle glaucoma and macular degeneration. The company's most mature device is its patented scleral implant and related automated scleral incision handpiece and system, used in the Scleral Spacing Procedure for the surgical treatment of presbyopia, primary open-angle glaucoma and ocular hypertension in the human eye. See the company's public filings at www.sec.gov for a discussion of the company's financial condition.

FORWARD LOOKING STATEMENTS:

This release contains certain "forward-looking statements" relating to the business of Refocus Group, which can be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates" or similar expressions. Such forward looking statements involve known and unknown risks and uncertainties, including uncertainties relating to being able to continue as a going concern, assumption of manufacturing, marketing and distribution functions from a former licensee, product development, regulatory actions or delays, the ability to obtain or maintain patent or other proprietary intellectual property protection, market acceptance, physician acceptance, third party reimbursement, capital requirements, competition in general and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. Refocus Group is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

                                      # # #